Fees Summary	Jul. 31, 2026 USD ($)
Fees Summary [Line Items]
Total Fee Amount	$ 12,769.83
Total Transaction Valuation	92,468,446.59
Total Offset Amount	0.00
Net Fee	$ 12,769.83